EXHIBIT A-1


                                 FORM OF
                           REVOLVING CREDIT NOTE


$__________                             New York, New York
                                        July ___, 1995


          FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a Delaware corporation (the "Company"), hereby unconditionally promises to pay on the Termination Date to the order of [NAME OF BANK] (the "Bank") at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of
(a)_________________ DOLLARS ($____________) and (b) the
aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the undersigned pursuant to subsection 2.1 of the Credit Agreement referred to below.

          The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates per annum set forth in subsections 2.13(a) and (b) of the Credit Agreement referred to below until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on any such overdue amount at the rate per annum set forth in subsection 2.13(c) of the Credit Agreement until paid in full (both before and after judgment). Interest shall be payable in arrears on each Interest Payment Date, commencing on the first such date to occur after the date hereof and terminating upon payment (including prepayment) in full of the unpaid principal amount hereof; provided that interest accruing on any overdue amount shall be payable on demand.

          The holder of this Revolving Credit Note is authorized to, and so long as it holds this Note shall, record the date, Type and amount of each Revolving Credit Loan made by the Bank pursuant to subsection 2.1 of the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type pursuant to subsection 2.11 of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto, on the schedules annexed hereto and constituting a part hereof, or on a continuation thereof which shall be annexed hereto and constitute a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that failure of the Bank to make any such recordation (or any error in such recordation) shall not affect the obligations of the Company under this Revolving Credit Note or under the Credit Agreement.

          This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Credit Agreement, dated as of August 5, 1992, among the Company, [NAME OF BORROWER NOT PARTY TO THIS REVOLVING CREDIT NOTE], the several banks and financial institutions from time to time parties thereto (the "Banks") and Chemical Bank, a New York banking corporation, as agent for the Banks thereunder (as heretofore amended and restated and as hereafter amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

          Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

          Except as expressly provided in Section 10 of the Credit Agreement, the Company expressly waives diligence, presentment, protest, demand and other notices of any kind.

          This Revolving Credit Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                              [NAME OF BORROWER]


                              By:________________________
                                 Title:
                                                               SCHEDULE A to
                                                       Revolving Credit Note


                         LOANS, CONVERSIONS AND PAYMENTS
                           OF ALTERNATE BASE RATE LOANS




                   Amount of    Amount of
                   Eurodollar   Alternate                Unpaid
                   Loans Con-   Base Rate                Principal
       Amount of   verted into  Loans Con-               Balance of
       Alternate   Alternate    verted into  Amount of   Alternate
Rate   Base Rate   Base Rate    Eurodollar   Principal   Base Rate   Notation
Date   Loan        Rate Loans   Loans        Repaid      Loans       Made by

____   _________   __________   __________   _________   _________   _______
____   _________   __________   __________   _________   _________   _______


                                                               SCHEDULE B to
                                                       Revolving Credit Note


                         LOANS, CONVERSIONS AND PAYMENTS
                               OF EURODOLLAR LOANS




      Amount
      of                                Amount of
      Euro-    Amount of                Eurodollar
      dollar   Alternate     Interest   Loans
      Loan     Base Rate     Period and Converted          Unpaid
      (and     Loans         Eurodollar into      Amount   Principal
      Contin-  Converted     Rate with  Alternate of Prin- Balance of
      uations  into Euro-    Respect    Base Rate cipal    Eurodollar Notation
Date  Thereof) dollar Loans  Thereto    Loans     Repaid   Loans      Made by
____  _______  ____________  _________  _________ ________ __________ _______
____  _______  ____________  _________  _________ ________ __________ _______